Exhibit 99.1

WhiteFiber Announces Proposed Private Placement of $250.0 Million of Convertible Senior Notes

NEW YORK, August 18, 2026 – WhiteFiber, Inc. (Nasdaq: WYFI) (“WhiteFiber” or the “Company”), a provider of artificial intelligence (“AI”) infrastructure and high-performance computing (“HPC”) solutions, today announced that it intends to offer, subject to market conditions and other factors, $250.0 million principal amount of Convertible Senior Notes due 2032 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also intends to grant the initial purchasers of the notes an option to purchase, for settlement within a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $37.5 million principal amount of the notes.

The notes will be general, senior unsecured obligations of the Company and will accrue interest payable semiannually in arrears. Upon conversion, the Company will pay or deliver, as the case may be, cash, ordinary shares, par value $0.01 per share, of the Company (the “ordinary shares”) or a combination of cash and ordinary shares, at its election. The interest rate, initial conversion rate, repurchase or redemption rights and certain other terms of the notes will be determined at the time of pricing of the offering.

Use of Proceeds

The Company intends to use (i) a portion of the net proceeds from the offering to pay the cash consideration for the concurrent note exchange transactions, as described below, and (ii) the remainder of the net proceeds from the offering primarily for data center expansion, including to partially fund the lease or purchase of additional property or properties on which to build additional WhiteFiber data centers, to construct those facilities, to enter into additional energy service agreements for each additional site, to purchase related equipment (including GPU servers to support WhiteFiber’s cloud business), and for potential acquisitions, partnerships and joint ventures related thereto, and for working capital and general corporate purposes. If the initial purchasers exercise their option to purchase additional notes, the Company expects to use the net proceeds from the sale of the additional notes primarily for data center expansion, including to partially fund the lease or purchase of additional property or properties on which to build additional WhiteFiber data centers, to construct those facilities, to enter into additional energy service agreements for each additional site, to purchase related equipment (including GPU servers to support WhiteFiber’s cloud business), and for potential acquisitions, partnerships and joint ventures related thereto, as well as working capital and other general corporate purposes as described above. The Company will require additional project financing (e.g., construction loans) in order to fully accomplish the specified initiatives identified in these uses of proceeds. The Company also may elect to raise additional capital opportunistically.

Concurrent Privately Negotiated Note Exchange Transactions

Concurrently with the pricing of the offering, the Company expects to enter into one or more privately negotiated transactions with one or more holders of its 4.500% Convertible Senior Notes due 2031 (the “existing notes”) to exchange for cash and ordinary shares (each, a “note exchange transaction”) a portion of the existing notes. The terms of each note exchange transaction will depend on a variety of factors. No assurance can be given as to how much, if any, of the existing notes will be exchanged or the terms on which they will be exchanged. This press release is not an offer to exchange the existing notes. The closing of the offering of the notes is contingent upon the satisfaction of the conditions to closing of substantially all of the note exchange transactions, and the note exchange transactions are contingent upon the closing of the offering of the notes.

In connection with any note exchange transaction, the Company expects that holders of its existing notes who agree to exchange their existing notes will unwind all or part of their hedge positions and sell the ordinary shares that they expect to receive upon closing of the note exchange transactions. The amount of the Company’s ordinary shares to be sold by such holders may be substantial in relation to the historic average daily trading volume of the Company’s ordinary shares. This activity by such holders could decrease the market price of the Company’s ordinary shares, including concurrently with or shortly after the pricing of the notes. The Company cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes in the offering or the Company’s ordinary shares.

In connection with any exchange of the existing notes, the Company expects the existing zero-strike call option transactions that the Company entered into when the existing notes were issued to remain outstanding in accordance with their terms.

The notes will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and the sale of the notes and the issuance of ordinary shares of the Company issuable upon conversion of the notes or in connection with any note exchange transaction, if any, have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About WhiteFiber, Inc.

WhiteFiber is a provider of AI infrastructure solutions. WhiteFiber owns HPC data centers and provides cloud services to customers. Our vertically integrated model combines specialized colocation, hosting, and cloud services engineered to maximize performance, efficiency, and margin for generative AI workloads.

Forward-Looking Statements

Statements in this press release about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “look forward to,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, among others, statements relating to WhiteFiber’s expectations regarding the proposed terms and the completion, timing and size of the proposed offering and the note exchange transactions, the expected use of proceeds from the sale of the notes and potential impact of the foregoing or related transactions on the market price of the ordinary shares or the trading price of the notes.

Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks and uncertainties associated with market conditions, whether WhiteFiber will offer the notes, enter into any note exchange transactions or be able to consummate the proposed offering or any note exchange transactions at the anticipated size or on the anticipated terms, or at all, and the satisfaction of closing conditions related to the proposed transactions, as well as discussions of potential risks, uncertainties and other factors discussed in the section entitled “Risk Factors” in WhiteFiber’s Annual Report on Form 10-K, as well as those discussed in WhiteFiber’s subsequent filings with the U.S. Securities and Exchange Commission. By their nature, forward-looking statements are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investing in our securities involves a high degree of risk. You are cautioned not to place undue reliance on these forward-looking statements as there are important factors that could cause actual results to differ materially from those in forward-looking statements, many of which are beyond WhiteFiber’s control. Any forward-looking statements contained in this press release speak only as of the date hereof. WhiteFiber specifically disclaims any obligation to update any forward-looking statement, whether due to new information, future events, or otherwise. Readers should not rely upon the information on this page as current or accurate after its publication date.

Contacts for WhiteFiber

Investor Contact: IR@whitefiber.com